Supplement dated November 3, 2003

                            To LifeAsset I Prospectus

 Modified Single Payment Combination Fixed and Variable Life Insurance Contract

                                    issued by

                      The Sage Variable Life Account A and
                      Sage Life Assurance of America, Inc.


This Supplement should be attached to your LifeAsset I prospectus for the modified single payment combination fixed and variable life insurance contract.

Change of Control in Sage Life Assurance of America, Inc. ("Sage Life," or "We", "Us", "Our").

As disclosed in the Supplement dated April 21, 2003, Swiss Re Life & Health America Inc. ("Swiss Re America"), an investor in our immediate parent company, Sage Life Holdings of America, Inc. ("Sage Life Holdings"), had the right to exercise an option to assume voting control of Sage Life Holdings. Swiss Re has since exercised that option and has obtained the required regulatory approvals from the Delaware Insurance Department to acquire from Sage Insurance Group Inc. all of the common stock that it did not already own of Sage Life Holdings. The closing of the transaction and the transfer of the shares of common stock were completed on October 1, 2003. The transfer results in Swiss Re America owning all of the issued and outstanding shares of capital stock of Sage Life Holdings. Swiss Re America is currently rated A++ by A.M. Best Company. Swiss Re America is a wholly owned subsidiary of Swiss Reinsurance Company, a Swiss company, one of the world's largest life and health reinsurance groups.

Changes to Directors and Officers.

As a result of the Company's cessation of new business activities, and the events discussed in the "Updated Information Concerning Sage Life" section of the Supplement dated April 21, 2003, and the change of control described above, there have been several further significant changes in Directors and Executive Officers of the Company. Effective May 15, 2003, Mr. H. Louis Shill resigned as a Director of the Company. Effective July 16, 2003, Mr. Robin I. Marsden resigned as Director, President and Chief Executive Officer of the Company, and Mr. Mitchell R. Katcher, formerly Senior Executive Vice President and Chief Operating Officer, became President and Chief Executive Officer of the Company at that time. Ms. Nancy Brunetti's employment with the Company was terminated effective June 30, 2003. Mr. Terry Eleftheriou's employment with the Company was terminated effective August 1, 2003, and Mr. Gregory S. Gannon, formerly Vice President and Controller, became Chief Financial Officer of the Company at that time.

Additionally, effective July 16, 2003, Mr. Mark R. Sarlitto, General Counsel of Swiss Re America, was appointed to the Board of Directors of Sage Life. Effective October 1, 2003, Mr. Raymond A. Eckert, Chief Financial Officer of Swiss Re America, was also appointed to Sage Life's Board of Directors.


Contact our Customer Service Center for more information.

                      Sage Life Assurance of America, Inc.
                             Customer Service Center
                                 P.O. Box 290680
                           Wethersfield, CT 06129-0680
                                 (877) 835-7243